Investor Presentation JANUARY 2022 a new paradigm in preventative cardiovascular care Exhibit 99.2

Forward Looking Statements & Disclaimer This presentation contains forward-looking statements, such as those relating to the commercial potential of VASCEPA® (VAZKEPA® in Europe), clinical and regulatory efforts and timelines, potential regulatory and pricing approvals, patent litigation, generic product launch, intellectual property, cash flow, research and development, and other statements that are forward-looking in nature and depend upon or refer to future events or conditions, including financial guidance and milestones. These statements involve known and unknown risks, uncertainties and other factors that can cause actual results to differ materially. Investors should not place undue reliance on forward-looking statements, which speak only as of the presentation date of this presentation. Please refer to the “Risk Factors” section in Amarin’s most recent Forms 10-K and 10-Q filed with the SEC and cautionary statements outlined in recent press releases for more complete descriptions of risks in an investment in Amarin.  This presentation is intended for communication with investors and not for drug promotion. AMARIN, VASCEPA, VAZKEPA and REDUCE-IT are trademarks of Amarin Pharmaceuticals Ireland Limited. VAZKEPA is a registered trademark in Europe and other countries and regions and is pending registration in the United States.

VISION... ...to stop heart disease from being a leading cause of death For 30 years, the focus has been on lowering LDL cholesterol. Statins have reduced LDL with success and still serve a critical purpose, but they are not the complete solution. Elevated triglycerides are also an important marker to identify cardiovascular risk. A 3 Now is the time to Act on CVD

Cardiovascular Disease (CVD) Is an Enormous and Worsening Public Health Burden

US CVD BURDEN

On average someone dies of CVD

EVERY 36 SECONDS

in the US[1]

$1.1tn

Estimated economic burden by 2035[2]

44M patients

Are projected to be on statins[3]

Leading cause of death globally

EUROPE CVD BURDEN

~60M

with CVD in Europe[4]

€210BN

annual spending on CV disease management[4]

>4M

People die each year from CVD in the European WHO region[5]

Increasing prevalence

INTERNATIONAL CVD BURDEN

523M

living with CVD globally[6]

~18M CVD deaths

globally in 2019[6]

China alone

290M WITH CVD

and the leading cause of death[7]

High and increasing economic burden

1 Heart Disease and Stroke Statistics—2021 Update: ACC 2 Cardiovascular Disease: A Costly Burden for America Projections Through 2035; 3 IQVIA, Total Patient Tracker, Statin Projected Patient Counts (USC 32110 HMG-COA REDUCTASE INHIB) 12-months ending November 2021, accessed 1/7/2022; 4 European Heart Network A Blue Print for Action on CVD 2020 5 ESC: Cardiovascular Disease Statistics 2019 6 Global Burden of Cardiovascular Diseases and Risk Factors, 1990–2019 7 China Cardiovascular Diseases Report 2018: An Updated Summary

AMARIN

4

Lowering LDL-C Helps But is Not Enough for Many Patients

Controlled LDL-C doesn't eliminate CV risk; P-CVR often remains; 25%-35% lowering major adverse CV events (MACE) shown in CV outcome studies of statin therapies.

P-CVR - Persistent Cardiovascular Risk



LDL-C control
25-35%
Persistent risk beyond LDL-C control 65-75%

Placebo groups from multiple recent trials show high P-CVR despite statin-based standard-of-care; 14.6% to 34.7% of patients treated for LDL-C, but not for P-CVR, experienced a major adverse cardiovascular event (MACE) in 3-7 Years.



Patients with an event, %*
30
20
10
0
3
5
7
Years of follow up
FOURIER: 14.6% of statin-treated patients had a MACE at 3 years[1]
REDUCE-IT®: 28.3% of statin-treated patients had a MACE at 5 years[2]
IMPROVE-IT: 34.7% of statin-treated patients had a MACE at 7 years[3]

All statin-treated patients had **well controlled LDL-C** levels (ranging from 67-92 mg/dL*)

Cross-trial comparisons are subject to differences in populations, primary outcomes, and other trial design aspects

Note: FOURIER, REDUCE-IT® and IMPROVE-IT trials evaluated evolocumab, icosapent ethyl and ezetimibe / simvastatin, respectively

* 67 mg/dL is equivalent to 0.8 mmol/L and 92 mg/dL is equivalent to 1.0 mmol/L

1. Sabatine MS, et al. N Engl J Med. 2017;376(18):1713-1722; 2. Bhatt DL, et al; for REDUCE-IT® Investigators. N Engl J Med. 2019;380(1):11-22; 3. Cannon CP, et al. N Engl J Med. 2015;372(25):2387-2397

AMARIN

5

CV drug development: A CHALLENGING endeavor SUCCEEDING in a challenging environment Many biopharma abandoned drug development in CV Requirements for long-term outcomes studies evaluating thousands of patients take years to fulfill With REDUCE-IT®, developed the first and only approved medication for reducing cardiovascular risk beyond LDL lowering therapies in certain high-risk, statin- treated, patients Received an US FDA approval with unanimous Advisory committee positive vote of 16:0 Received European Medicines Agency (EMA) approval for a broad label in-line with the REDUCE-IT evidence Significant costs to fund the commercial infrastructure needed for broad primary care reach 6 AMARIN

VASCEPA/VAZKEPA has Demonstrated CV Risk Reduction Beyond Standard-of-Care (including Statins) in Landmark CVOT

Primary Endpoint	Key Secondary Endpoint	Other Secondary Endpoints: MI Fatal/Nonfatal	Other Secondary Endpoints: Stroke Fatal/Nonfatal	Other Secondary Endpoints: CV Death	Total Primary Endpoint Events *(first and recurring)*
5-Point MACE CV death, nonfatal MI, nonfatal stroke, coronary revascularization, or UA requiring hospitalization	3-Point MACE CV death, nonfatal MI, or nonfatal stroke				Composite of CV death, MI, stroke, coronary revascularization and unstable Angina (UA)
25% RRR NNT=21	26% RRR NNT=28	31% RRR	28% RRR	20% RRR	30% RRR
HR = 0.75 (95% CI, 0.68-0.83) P=0.00000001	HR = 0.74 (95% CI, 0.65-0.83) P=0.0000006	HR = 0.69 (95% CI, 0.58-0.81) P<0.001	HR = 0.72 (95% CI, 0.55-0.93) P=0.01	HR = 0.80 (95% CI, 0.66-0.98) P=0.03	RR = 0.70 (95% CI, 0.62-0.78) P=0.00000000036

- ✓ Significant reductions across the prespecified testing hierarchy[1]
- ✓ Generally consistent reductions across subgroups
- ✓ Analyses suggest lipid, lipoprotein, and inflammatory markers (including TG) likely have limited contribution to the overall CV benefit demonstrated with icosapent ethyl (IPE)
- ✓ Analysis suggests CV benefit derived from multifactorial effects of icosapent ethyl administered at high levels
- ✓ Well-tolerated safety profile with overall adverse event rates similar for both VASCEPA and placebo patients as per US FDA, Health Canada, and European Commission approved labels for VASCEPA/VAZKEPA and peer-reviewed publication

HR = hazard ratio; NNT = number needed to treat

1. Bhatt DL et al; for REDUCE-IT® Investigators. *N Engl J Med. 2019;380(1):11-22*

AMARIN

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VASCEPA/VAZKEPA Has the Lowest NNT Among New Therapies Proven to Reduce MACE When Added to Current Standard-of-Care

Statin monotherapy

Lipitor®
TNT
2006
4.9 years

22%
RRR
MACE[3]

45 NNT[1]

On top of statin therapy

Zetia®
IMPROVE-IT
2015
7.0 years

6%
RRR
MACE[2]

50 NNT[2]

Repatha®
FOURIER
2017
2.2 years

15%
RRR
MACE[3]

67 NNT[3]

Vascepa® (IPE)
REDUCE-IT™
2018
4.9 years

25%
RRR
MACE[4]

21 NNT[4]

NNT: Number of patients who need to be treated to prevent one additional bad outcome

Results on left are based on first occurrence of MACE;*

VASCEPA/VAZKEPA in total events analysis (first and recurring MACE) resulted on average in 1 fewer MACE per 6 patients treated

COST EFFECTIVE BY ICER

*Based on primary composite endpoints of each trial

Note: Cross-trial comparisons are subject to differences in populations, primary outcomes, study duration and other trial design aspects. Information provided for context only; none of the products have same indication as Vascepa®

1. LaRosa JC, et. al., N Engl J Med 2005;352:1425-35; 2. Cannon CP, et al. N Engl J Med. 2015;372(25):2387-2397; 3. Sabatine MS, et al. N Engl J Med. 2017;376(18):1713-1722; 4. Bhatt DL et al. for REDUCE-IT Investigators. N Engl J Med. 2019;380(1):11-22

AMARIN
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VASCEPA/VAZKEPA is a Preventative Cardiovascular (CV) Care Treatment Option Beyond LDL-C Lowering VASCEPA/VAZKEPA is the only drug proven to reduce persistent CV risk in the population studied (P-CVR) Pre-Statin Statin Before 1987 Modest LDL-C or HDL-C 1987 and beyond Aggressive LDL-C “Lower is Better” 2020 and beyond Attacking persistent CV Risk (P-CVR), the risk beyond LDL-C lowering Niacin Statins PCSK-9 Inhibitors Ezetimibe Bempedoic acid Fibrates Bile acid sequestrants

Broad Third-Party Support for Icosapent Ethyl

20+ leading medical societies recognizing importance of Icosapent Ethyl:

American Association of Clinical Endocrinologists · **Chinese Society of Cardiology** · Brazilian Society of Cardiology · **American College of Endocrinology**

American College of Cardiology · American Diabetes Association · **American Heart Association** · American Stroke Association

Canadian Cardiovascular Society · **Committee, in collaboration with the Canadian Stroke Consortium** · Canadian Stroke Best Practice Recommendations Advisory

Chinese Journal of Internal Medicine (a journal of the Chinese Medical Association) · Chinese Association of Cardiovascular Surgeons (CACS)

Chinese Society of Thoracic and Cardiovascular Surgery (CSTCVS) · **Colombian Society of Cardiology & Colombian Association of Endocrinology, Diabetes and Metabolism**

Diabetes CardioRenal Metabolic Diseases (DCRM) Task Force · European Society of Cardiology · **Egyptian Heart Journal** · Endocrine Society

European Association of Preventive Cardiology · **European Atherosclerosis Society** · Japanese Circulation Society · **National Lipid Association**

Polish Cardiac Society Working Group on Cardiovascular Pharmacotherapy (SFSN PTK) · Saudi National Diabetes Center · **Thrombosis Canada**

AMARIN

The Institute for Clinical and Economic Review (ICER) confirms the cost effectiveness of Vascepa across all of the non-profit organization's analyses, based on its Quality-adjusted life year (QALY) metrics of <$50,000. October 2017

10

Significant Growth Opportunity for VASCEPA/VAZKEPA

US → **Before 2021:** Mostly R&D and US Commercial Focus → **EUROPE** → **2021 and Beyond:** Expanding to Europe and International → **INTERNATIONAL**

APPROVED

Approved for lowering cardiovascular risk (2019) and treating severe hypertriglyceridemia (original niche indication - 2012)

FY21 net revenue expected to approximate

~$575 MILLION (unaudited)

Limited

GENERIC

competition

APPROVED

for lowering cardiovascular risk (2021)

10 YEAR

regulatory data protection period
- no direct competitor

LAUNCHED

in **Germany** Sept 2021

Available for private prescribing prior to launch in other EU markets

Market access dossiers filed in

10 COUNTRIES

Launches throughout Europe expected in 2022

Gain access to

~20 ADDITIONAL COUNTRIES

to reach the top 50 cardiometabolic markets in the world

CANADA: LAUNCHED

via partner in 2020

CHINA Submission accepted - anticipated decision in the second half of 2022

MIDDLE EAST: LAUNCHED

via distributor in select countries for TG lowering; now pursuing P-CVR indications

INITIATING regulatory filing processes for **Australia**, **New Zealand**, **Israel** plus up to 3 others in 2022

AMARIN

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Amarin Future Growth Strategy AMARIN

Full Year 2021 Financial Highlights Total full year 2021 revenue, net expected to approximate $580 million (unaudited), compared with $614.1 million in 2020  U.S. VASCEPA retained 80% and 86% of the IPE market, as per Symphony Health data in the three months and eleven months ended November 30, 2021, respectively ~$490 million in cash and investments and no debt Strong balance sheet to support growth and expansion plans Source: Symphony Health Solutions, November, 2021 Amarin Total Revenue by quarter

Amarin go-to-market **STRATEGY** to drive growth in the US

1

Expanding Healthcare Provider Engagement:

3-4 X amplification of physicians reach through digital channels

Sales force optimization to focus on the most productive and accessible territories reached

> 150,000 HCPs

Via Omnichannel

2

Managed Care Access Enhancement:

Drive incremental volume growth through further removing barriers to VASCEPA

Rx to ensure that patients in need of CV risk reduction receive proper therapy

40% of total Commercial & Medicare Part D lives[1] have VASCEPA as the **exclusive** IPE product

3

Optimizing VASCEPA Prescriptions for CV Risk Reduction:

Address gaps in prescribing ecosystem to reduce inappropriate generic substitution

Evaluating various innovative solutions designed to better manage IPE Rx for CVRR partnered with **BlinkRx** providing an enhanced, digital-first prescription fulfilment channel, that eliminates the challenges for patients in starting and remaining on VASCEPA

1. As of December 2021 and on weighted average basis

AMARIN

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Early signals of the impact of our new Go-To-Market Strategy New to Brand (NTB) growth being led by Branded VASCEPA– Up 8% in recent 4 weeks reaching pre-generic level – Total IPE up 5% Cardiology, Primary Care and Endocrinology all contributing to NTB growth Importantly, Cardiology showing consistent growth up 12% in recent 4 weeks VASCEPA New to Brand Rx Source: Symphony Prescriber Source Data, WE 12/17/2021 NTB: Patients with first fill in 12-months time period for product. 15

VAZKEPA in Europe ACHIEVEMENTS

EXPECT VAZKEPA TO BE LAUNCHED IN MAJOR EUROPEAN MARKETS IN 2022

	December 2020	December 2021
Regulatory approval	No	EMA & MHRA
Reimbursement	None	10 market dossiers submitted On-going constructive discussions with all health authorities
Infrastructure	None	EU commercial hub established in Zug, Switzerland Key financial, legal and compliance processes in place
Medical Education	Limited	Medical Directors and MSL driving significant medical education programs across Europe, with the most influential national and European opinion leaders
Supply Chain	Solid manufacturing network & 3PL agreement	Signed contracts with wholesalers in Germany, UK, Italy & the Nordics
Marketing Strategy	Initial Planning	Go to market strategy, content engine, digital capabilities and CRM foundations ready for 2022 launches
Team	Recruitment of core team ~10	~ 250 Associates

AMARIN 16

Significant Market Opportunity

4M deaths per year in Europe WHO region due to CVD[1]

~€210B annual CVD costs to European Union[2]

10+ years of market exclusivity in Europe

1. ESC: Cardiovascular Disease Statistics 2019
2. European Heart Network. European Cardiovascular Disease Statistics 2017. https://ehnheart.org/cvd-statistics/cvd-statistics-2017.html. Accessed January 2022

AMARIN

Europe Outlook 2022:

- ✓ Filed market access dossiers in ten key EU countries ahead of YE schedule
- Reimbursement decisions expected in up to 8 countries
- The launch of VAZKEPA in up to 6 countries
- Plans to file next wave of five market access dossiers in 2022
- Execution of several agreements in Central & Eastern European markets with partners who already have established infrastructure in such markets

17

Launched VAZKEPA in Germany Relentless focus on education, awareness & access World class scientific launch, scientific media resonance and recognition (Galenus von Pergamon prize finalist) Short Pre-Launch and Covid resurgence, leading to an average frequency of 2.6 in our targeted doctors VAZKEPA volume uptake benchmark comparable to other CV medicines recently launched* Note : Spec Field Force in field since Feb 21, and PCP since Apr 21 *Note : Normalized volume uptake curves relative to peak year sales of the Analogs to ensure comparability Standard Packs

Partnering to Unlock Revenue Potential in ~20 Additional Markets Internationally EU US sNDA Approved Dec. 20191,2  China / HK MENA Approved in Lebanon (Mar. 2018), UAE (Jul. 2018), Qatar (Jan. 2020), Bahrain (Nov. 2020)  Mexico Russia Australia Brazil Japan India Direct launch Partnered Unpartnered3 ROW (select regions with significant opportunity highlighted) 1 For cardiovascular risk reduction indication; 2 For severe hypertriglyceridemia indication; original U.S. NDA approval in July 2012; Canada NDS Approved1 Dec. 2019  EC Approved April 2021 

Seeking Partnerships in approximately 20 additional Countries Representing Potential ~$1B Opportunity

Plans to Bring Unique Cardioprotective Benefits of VASCEPA/VAZKEPA to 20 Additional Markets

1st Wave 2022

6 Countries

2nd Wave 2023

9 Countries

3rd Wave 2024

5 Countries

Supported by REDUCE-IT Study and U.S. FDA and EMA Filings

AMARIN

Note: The company is pursuing expansion into these various additional markets and the status of regulatory and/or patent approval will vary between market to market.

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VASCEPA/VAZKEPA Life Cycle Management Progress AS A RESULT OF THE LCM EFFORT to enhance our offering to patient in need of reducing their Cardiovascular Risk And in-line with our cardiovascular outcome label where icosapent ethyl is used on top of a statin AMARIN IS INITIATING   the development of a fixed dose combination product that has the two components in one

Amarin Strengthens its Executive and Board Leadership: 4 New Executive Members Laurent Abuaf Senior Vice President & President of Europe August 2021 Jason Marks Chief Legal Officer & Corporate Secretary August 2021 Alan Wills Executive Vice President Corporate Business Development November 2021 Lisa DeFrancesco Senior Vice President Investor Relations February 2022 New Board Member Per Wold-Olsen Board Member January 2022

Amarin: An Exciting Opportunity to Create Value US EUROPE FUTURE INTERNATIONAL Grow and defend VASCEPA despite generics’ presence on the market for the VHTG indication Advance the Go-to-Market digital omnichannel model to drive greater awareness and demand Development of fixed dose combination – icosapent ethyl and a statin Build awareness of VAZKEPA across EU as we prepare for strong sequenced launches in key markets throughout 2022 Value based proposed list price of ~€200 or $240 monthly Regulatory filings, approvals and potential launches of VASCEPA, via partners,  in up to six new countries, including Australia, New Zealand, and some Asia-Pacific markets   Final regulatory actions on VASCEPA in Mainland China and in Hong Kong in second half of 2022 Seek partnerships and opportunities to leverage growing global commercial infrastructure and competent R&D team

Investor Presentation JANUARY 2022